MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 8
Payment Date:     28-Jul-98
Reporting Month:  June

             Class
            Interest  Beginning         Interest     Interest         Principal        Total          Applied
   Class     Rate     Balance           Accrual      Payment          Payment          Distribution   Losses     Ending Balance

Class A-1  5.876250% $243,093,664.02  $1,190,399.29  $1,190,399.29  $24,181,827.28    $25,372,226.57    $0.00    $218,911,836.74
Class A-2  6.256250% $142,000,000.00    $740,322.92    $740,322.92           $0.00       $740,322.92    $0.00    $142,000,000.00
Class A-3 12.000000%  $89,978,000.00    $899,780.00    $899,780.00           $0.00       $899,780.00    $0.00     $89,978,000.00


                     $475,071,664.02  $2,830,502.21  $2,830,502.21  $24,181,827.28    $27,012,329.49    $0.00    $450,889,836.74




  Class         CUSIP       Priority      PrincipalType   Interest Type
Class A-1      589962AY5    Senior        Sequential        Floater
Class A-2      589962AZ2    Senior        Sequential        Floater
Class A-3      589962BA6    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 8

Payment Date:          28-Jul-98
Reporting Month:       June

                                                                  Interest    Interest   Principal                       Remaining
                              Original     Integral    Record     Accrual     Payment     Payment        Ending          Principal
Class       Original Balance  Pct Pool   Denomination   Date      Factor      Factor      Factor         Balance         Factor


Class A-1   $710,500,000.00  75.00%      $1,000.00    30-Jun-98   1.67543883  1.67543883   34.03494339   $218,911,836.74  0.30810955
Class A-2   $142,000,000.00  14.99%      $1,000.00    30-Jun-98   5.21354169  5.21354169    0.00000000   $142,000,000.00  1.00000000
Class A-3    $89,978,000.00   9.50%      $1,000.00    30-Jun-98  10.00000000 10.00000000    0.00000000    $89,978,000.00  1.00000000

            $942,478,000.00                                                                              $450,889,836.74

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 8
Payment Date:   28-Jul-98
Report Date:    June

Collateral Proceeds Account


Beginning Balance                       $0.00

Deposits                                                Withdrawals

Interest Net of Servicing Fee           $3,124,178.94   Interest Payments         $2,830,502.21
Principal                              $24,363,481.59   Principal Payments       $24,181,827.28
Deposits From Reserve Fund              $0.00           Surplus                     $441,514.30
Other Deposits                          $0.00           FSA Fee                      $33,816.74


Total Deposit                          $27,487,660.53   Total Withdrawals        $27,487,660.53


Ending Balance                           $0.00



  Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies

  MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT Series 8

  Payment Date:         28-Jul-98
  Reporting Month       June

  Reserve Funds and Subordination



                                 Initial Coverage  Beginning Coverage   Adjustments   Losses           Insured Balance   Ending
                                                                                                                          Coverage

Type
  Pool Over Collateralization    0.50% $4,736,097.11 0.99%$4,736,097.11  ($181,654.31) $455,444,279.54  1.00% $4,554,442.80
  Surplus Summary

  Class                              Total Distribution
  Surplus                                 $441,514.30

  Delinquency Statistics

Directly Held Mortgage Loans*
                                         Current            % of
                      # of Loans         Balance       Current Balance
  30+ Days                 1            $131,934             0.15%
  60+ Days                 1            $725,608             0.83%
  90+ Days                 0                  $0             0.00%
  Foreclosure              0                  $0             0.00%
  REO                      1            $210,301             0.24%

  Totals                   3          $1,067,843             1.22%

Underlying Mortgage Loans**
                                       Current              % of
                      # of Loans       Balance         Current Balance
  30+ Days                78         $15,466,513             4.20%
  60+ Days                17          $3,147,429             0.85%
  90+ Days                63         $11,337,193             3.08%
  Foreclosure             44          $9,425,243             2.56%
  REO                     32          $5,530,466             1.50%

  Totals                 234         $44,906,844            12.20%

  Advances on Delinquencies                                      $560,759.89
  Non-Recoverable Advances on Delinquencies                            $0.00

*Not covered by Pool Insurance policy
**Covered by various Pool Insurance policies

1) Release of funds in excess of Target  Overcollateralization Amount.
See Indenture, Prospectus and their respective Supplements for complete details